UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    November 4, 2008
                                                --------------------------------

                          Capital Southwest Corporation
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             (Exact name of registrant as specified in its charter)

           Texas                      811-1056                   75-1072796
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

12900 Preston Road, Suite 700, Dallas,Texas                       75230
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code          972-233-8242
                                                            --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

A press release was issued on November 4, 2008 announcing the engagement by the Company of Raymond James & Associates as its financial advisor to explore various strategic alternatives for its wholly-owned portfolio company, Lifemark Group, including a potential recapitalization or sale of Lifemark. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(a) None.
(b) None.
(c) None.
(d) Exhibits.

Exhibit Number            Description
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99.1                      Press Release dated November 4, 2008








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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 4, 2008
                                            By:  /s/  Gary L. Martin
                                                 -------------------------------
                                                 Name: Gary L. Martin
                                                 Title: President and Chairman